UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 8, 2016

IMPLANT SCIENCES CORPORATION

(Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

001-14949	04-2837126
(Commission File Number)	(I.R.S. Employer Identification Number)

500 Research Drive, Unit 3

Wilmington, Massachusetts 01887

 (Address of Principal Executive Offices, including Zip Code)

(978) 752-1700

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17   CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

Consent and Second Omnibus Amendment to Secured Term Notes

On March 31, 2016, Implant Sciences Corporation (the “Company”), the Company’s subsidiaries C Acquisition Corp., Accurel Systems International Corporation and IMX Acquisition Corp. (collectively the “Guarantors”), a group of accredited institutional investors (the “Investors”) and BAM Administrative Services LLC, as administrative agent for the Investors (the “Agent” and together with the Investors, the “Creditor Parties”), agreed to enter into a Consent and Second Omnibus Amendment to Secured Term Notes (the “Consent Amendment”), which was entered into on April 6, 2016 and effective March 30, 2016, pursuant to which:

•

the maturity of the Company’s indebtedness to the Investors under a Note Purchase Agreement dated March 19, 2014, as amended, was extended from March 30, 2016 to June 29, 2016; provided that in the event the Company extends the maturity date on all obligations owed to DMRJ, as described below, to a date past June 30, 2016, the maturity date of the Secured Term Notes shall automatically extend to such business day as is immediately prior to such extended maturity date of the DMRJ obligations;

•

all outstanding amounts due to the Creditor Parties shall be immediately due and payable if (a) the Company receives an offer from another person or entity with respect to a Major Transaction  (as defined below under the heading “Amendments to Preferred Stock”), (b) the Agent, on behalf of the Investors, notifies the Company that such offer is satisfactory to the Creditor Parties (in their sole discretion), and (c) either (i) the Board of Directors of the Company does not approve such transaction within ten (10) days of the Company’s receipt of such notice from the Agent, (ii) if such transaction is subject to stockholder approval, the Company does not file a preliminary proxy statement with the SEC within fifteen (15) days of the Company’s receipt of such notice from the Agent or (iii) if such transaction is subject to stockholder approval, the stockholders of the Company do not approve such transaction within ninety (90) days of the Company’s receipt of such notice from the Agent; provided, that the Company shall be obligated to immediately forward to the Agent, on behalf of the Investors, any offer that the Company receives with respect to any Major Transaction;

•

the Company shall provide not less than thirty (30) business days’ written notice to the Agent, of the Company’s intent to repay all or any portion of the principal, interest and other amounts outstanding under the Company’s obligations to the Investors;

•

the Company agreed that it will not, and will not permit any subsidiary to, enter into, create, incur, assume, suffer, become or be liable for in any manner, or permit to exist, any indebtedness, or guarantee, assume, endorse or otherwise become responsible for (directly or indirectly), any indebtedness, performance or obligations of any other person, and failure of the Company to comply with this clause shall be an immediate event of default;

•

the Company agreed to make the amendments to the Company’s Series H Convertible Preferred Stock (the “Series H Preferred Stock”),  Series I Convertible Preferred Stock (the “Series I Preferred Stock”) and Series J Convertible Preferred Stock (the “Series J Preferred Stock” and together with the Series H Preferred Stock and the Series I Preferred Stock, the “Amended Preferred Stock Series”) as described below under the heading “Amendments to Preferred Stock”; and

•

the Guarantors acknowledged and reconfirmed their respective obligations as guarantors of the Company’s obligations under the Note Purchase Agreement, as amended, and the Company’s other related credit documents.

Omnibus Fourteenth Amendment to Credit Agreement and Sixteenth Amendment to Note and Warrant Purchase Agreement

On March 31, 2016, the Company, the Guarantors, DMRJ Group LLC (“DMRJ”) and Montsant Partners LLC (the “Assignee”) agreed to enter into an Omnibus Fourteenth Amendment to Credit Agreement and Sixteenth Amendment to Note and Warrant Purchase Agreement (the “Purchase Agreement Amendment”), which was entered into on April 6, 2016 and effective March 31, 2016, pursuant to which:

•

the maturity of all of the Company’s indebtedness to DMRJ under (i) a senior secured promissory note dated July 1, 2009 and (ii) a credit agreement dated September 4, 2009, was extended from March 31, 2016 to June 30, 2016;

•

the maturity of all of the Company’s indebtedness to (i) Assignee under an amended and restated senior secured convertible promissory note dated March 12, 2009 (the “March 2009 Note”), (ii) DMRJ under a senior secured convertible promissory note dated September 5, 2012 (the “September 2012 Note”) and (iii) to DMRJ under a senior secured convertible promissory note dated February 28, 2013 (the “February 2013 Note” and together with the March 2009 Note, the July 2009 Note, the September 2012 Note, the “Notes”), was extended from March 31, 2016 to December 30, 2016;

•

the provisions regarding the prepayment of the March 2009 Note were deleted;

•

the “blocker” provisions of the March 2009 Note limiting the number of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) to be issued upon the conversion of the March 2009 Note, when aggregated with the all other shares of Common Stock beneficially owned by the holder of the March 2009 Note at that time, to 4.99% of the then issued and outstanding shares of the Common Stock outstanding at such time were deleted;

•

the conversion provisions of the March 2009 Note were fixed to remove the limitations on the conversion to only upon prepayment or during the 30-day period ending March 31, 2014;

•

the Company agreed to make the amendments to the Amended Preferred Stock Series as described below under the heading “Amendments to Preferred Stock”;

•

the Company agreed to prepay the interest due on each of the March 2009 Note, the September 2012 Note and the February 2013 Notes from the date of the amendment through June 30, 2016 by increasing the outstanding aggregate principal amount under each such Note;

•

all outstanding amounts due to DMRJ and Assignee shall be immediately due and payable if (a) the Company receives an offer from another person or entity with respect to a Major Transaction, (b) DMRJ notifies the Company that such offer is satisfactory to DMRJ (in its sole discretion), and (c) either (i) the Board of Directors of the Company does not approve such transaction within ten (10) days of the Company’s receipt of such notice from DMRJ, (ii) if such transaction is subject to stockholder approval, the Company does not file a preliminary proxy statement with the SEC within fifteen (15) days of the Company’s receipt of such notice from DMRJ or (iii) if such transaction is subject to stockholder approval, the stockholders of the Company do not approve such transaction within ninety (90) days of the Company’s receipt of such notice from DMRJ, that the Company shall be obligated to immediately forward to DMRJ any offer that the Company receives with respect to any Major Transaction;

•

the Company shall provide not less than thirty (30) business days’ written notice to DMRJ and Assignee, as applicable, of the Company’s intent to repay all or any portion of the principal, interest and other amounts outstanding under the Company’s indebtedness and following receipt of any such notice, Investor and Assignee shall have the option to convert all or any portion of their Notes in accordance with the applicable conversion terms of the applicable Note;

•

each Note, plus all accrued and unpaid interest thereon at the time of any conversion, may be converted at the option of DMRJ or Assignee, as applicable, at any time and from time to time into such number of shares of the applicable preferred stock of the Company, upon one (1) business day’s notice to the Company, and upon Assignee’s conversion of the March 2009 Note, the shares of preferred stock shall be issued to the Assignee or any designee(s) of Assignee;

•

the Company agreed that if there is any breach of the Comfort Letter (as defined below), the interest rate under each term note and advances under the Credit Agreement will be increased by an additional fourteen percent (14%) per annum (pro-rated for partial years), not to exceed the maximum amount of such interest permitted by applicable New York law.

•

the Company agreed that it will not, and will not permit any Subsidiary to, enter into, create, incur, assume, suffer, become or be liable for in any manner, or permit to exist, any indebtedness, or guarantee, assume, endorse or otherwise become responsible for (directly or indirectly), any indebtedness, performance or obligations of any other person, and failure of the Company to comply with this clause shall be an immediate event of default;

•

the Company shall be obligated to provide DMRJ and Assignee with written notice of the anticipated record date with respect to any Major Transaction at least five (5) business days prior to such record date, and failure of the Company to comply with this clause shall be an immediate event of default;

•

the Company agreed not to amend the terms of any Amended Preferred Stock Series without the prior written consent of the Investor, and any breach is an immediate event of default;

•

the Company agreed not to issue any shares of any Amended Preferred Stock Series other than upon the conversion of the March 2009 Note, the September 2012 Note and the February 2013 Note or with the prior written consent of the Investor, and any breach of this provision is an immediate event of default; and

•

the Guarantors acknowledged and reconfirmed their respective obligations as guarantors of the Company’s obligations under the Notes and the Company’s other related credit documents.

In connection with the Purchase Agreement Amendment, the Company provided each of the Investor and the Assignee a Comfort Letter, effective March 31, 2016 (the “Comfort Letter”), providing certain representations, warranties and covenants to the Investor and the Assignee regarding the voting required by the Company’s shareholders in connection with the approval by the Company’s shareholders of a plan of merger of the Company.

Amendments to Preferred Stock

The Company agreed to amend certain terms of each of the Amended Preferred Stock Series as follows, which amendments were set forth in Articles of Amendment adopted on April 6, 2016:

•

the number of shares of Preferred Stock, par value $0.10 per share (the “Preferred Stock”), of the Company designated as Series H Preferred Stock was increased from 15,000 shares to 22,500 shares, Series I Preferred Stock was increased from 15,000 shares to 21,000 shares and Series J Preferred Stock was increased from 6,000 shares to 6,500 shares;

•

the Series J Preferred Stock was amended so that its holders are entitled to receive preferred dividends equal to fifteen percent (15%) of the original issue price (subject to certain adjustments) of such shares of Preferred Stock, which is paid by the issuance of additional shares of Series J Preferred Stock;

•

the Series J Preferred Stock was amended so that it has the same dividend rights as the Series H Preferred Stock and the Series I Preferred Stock where the Company cannot declare, pay or set aside any dividends on any shares of Common Stock unless the holders of the Series J Preferred Stock then outstanding shall simultaneously receive a dividend on each outstanding share of Series J Preferred Stock in an amount at least equal to that dividend per share of Series J Preferred Stock as would equal the product of (i) the dividend payable on each share of Common Stock and (ii) the number of shares of Common Stock issuable upon conversion of a share of Series J Preferred Stock, in each case calculated on the record date for determination of holders entitled to receive such dividend;

•

the Company agreed that if there is any breach of the Comfort Letter, the preferred dividend rate under each Amended Preferred Stock Series will be increased by an additional fourteen percent (14%) per annum (pro-rated for partial years), not to exceed the maximum amount (if any) permitted by law;

•

each Amended Preferred Stock Series was amended so that in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company (a “Liquidation Event”), instead of receiving just the original issue price (subject to certain adjustments) of such shares of Preferred Stock, the holders of such Preferred Stock receive the greater of the original issue price (subject to certain adjustments) of such shares of Preferred Stock and the amount that they would have received if all such shares of such Amended Preferred Stock Series were converted into Common Stock in accordance with the terms of such Amended Preferred Stock Series immediately prior to such Liquidation Event;

•

the Series J Preferred Stock was amended so that its holders have the same rights as the holders of Series H Preferred Stock and Series I Preferred Stock to, at the option of the holders of a majority of the outstanding applicable Amended Preferred Stock Series, have a Liquidation Event also include (i) a consolidation or merger of the Company with or into another entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization do not hold at least a majority of the resulting or surviving entities voting power immediately following such consolidation, merger or reorganization (solely in respect of their equity interests), or (ii) a sale or transfer of all or substantially all of the Company’s assets for cash, securities or other property;

•

each Amended Preferred Stock Series was amended to give their respective holders voting rights on any Major Transaction that is approved by the Company’s board of directors and presented to the stockholders of the Company for their action or consideration at any meeting of stockholders of the Company (or, if applicable, by written consent of stockholders in lieu of meeting) (a “Major Transaction Stockholder Vote”), entitling them to cast the number of votes equal to the number of whole shares of Common Stock into which the shares of the applicable Amended Preferred Stock Series held by such holder are convertible as of the record date for determining stockholders entitled to vote on such matter (irrespective of whether any such conversion would result in economic gain or loss to the holder) and shall be entitled to notice of any such meeting of stockholders in accordance with the by-laws of the Company, which holders of the applicable Amended Preferred Stock Series, except as provided by law or as otherwise provided therein, vote on any Major Transaction Stockholder Vote together with the holders of Common Stock as a single class;

•

the “blocker” provisions of each Amended Preferred Stock Series limiting the number of shares of the Common Stock to be issued upon the conversion of the applicable Amended Preferred Stock Series, when aggregated with the all other shares of Common Stock beneficially owned by the holder of such Amended Preferred Stock Series at that time, to 4.99% of the then issued and outstanding shares of the Common Stock outstanding at such time were deleted; and

•

the Company shall be obligated to provide each holder of an Amended Preferred Stock Series with written notice of the anticipated record date with respect to any Major Transaction at least five (5) business days prior to such record date, where “Major Transaction” means (i) the consolidation, merger or other business combination of the Company with or into another entity or person (other than (x) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company or (y) a consolidation, merger or other business combination in which holders of the Company’s voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities); (ii) the sale or transfer of more than fifty percent (50%) of the Company’s assets (based on the fair market value as determined in good faith by the Board of Directors) other than inventory in the ordinary course of business in one or a related series of transactions; or (iii) the closing of a purchase, tender or exchange offer made to the holders of more than fifty percent (50%) of the outstanding shares of Common Stock in which more than fifty percent (50%) of the outstanding shares of Common Stock were tendered and accepted.

The foregoing description of the Consent Amendment, the Purchase Agreement Amendment, the Comfort Letter and the Articles of Amendment are not complete and each is qualified in its entirety by reference to the full terms and conditions of the documents, which are filed as Exhibits 3.1, 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

See the disclosures in Item 1.01 above, which are incorporated herein by this reference.

Item 5.03

Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year

On April 6, the Company adopted Articles of Amendment to its Restated Articles of Organization to increase the number of shares of the Company’s Preferred Stock designated as Series H Preferred Stock, Series I Preferred Stock and Series J Preferred Stock and to amendment certain terms of the Series H Preferred Stock, the Series I Preferred Stock and the Series J Preferred Stock.  Descriptions of the material terms of such amendments are set forth in Item 1.01 above, and are incorporated herein by this reference.

Item 7.01

Regulation FD Disclosure

On March 31, 2016, the Company issued a press release announcing the events described in Item 1.01 above.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.  The press release and the information in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.

Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Articles of Amendment to the Restated Articles of Organization of Implant Sciences Corporation, adopted April 6, 2016.
10.1

Consent and Second Omnibus Amendment to Secured Term Notes, dated as of April 6, 2016 and effective March 30, 2016, between Implant Sciences Corporation, the Guarantors named therein, certain Investors and BAM Administrative Services, LLC, as Agent.

10.2

Omnibus Fourteenth Amendment to Credit Agreement and Sixteenth Amendment to Note and Warrant Purchase Agreement, dated as of April 6, 2016 and effective March 31, 2016, among Implant Sciences Corporation, the Guarantors named therein, DMRJ Group LLC and Montsant Partners LLC.

10.3	Comfort Letter, dated effective March 31, 2016, between the Company, DMRJ Group LLC and Montsant Partners LLC.
99.1	Press Release of Implant Sciences Corporation, dated March 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPLANT SCIENCES CORPORATION

By:  /s/ Roger P. Deschenes

        Roger P. Deschenes

        Vice President, Finance and Chief Financial

        Officer

Date:  April 8, 2016

Exhibit Index

Exhibit No.	Description
3.1	Articles of Amendment to the Restated Articles of Organization of Implant Sciences Corporation, adopted April 6, 2016.
10.1

Consent and Second Omnibus Amendment to Secured Term Notes, dated as of April 6, 2016 and effective March 30, 2016, between Implant Sciences Corporation, the Guarantors named therein, certain Investors and BAM Administrative Services, LLC, as Agent.

10.2

Omnibus Fourteenth Amendment to Credit Agreement and Sixteenth Amendment to Note and Warrant Purchase Agreement, dated as of April 6, 2016 and effective March 31, 2016, among Implant Sciences Corporation, the Guarantors named therein, DMRJ Group LLC and Montsant Partners LLC.

10.3	Comfort Letter, dated effective March 31, 2016, between the Company, DMRJ Group LLC and Montsant Partners LLC.
99.1	Press Release of Implant Sciences Corporation, dated March 31, 2016.